SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	October 23, 2001

LUCENT TECHNOLOGIES INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-11639	22-3408857
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

600 Mountain Avenue, Murray Hill, New Jersey	07974
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telphone number, including area code	(908) 582-8500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

        On October 23, 2001, the registrant issued the press release attached hereto as Exhibit 99 reporting earnings results of its fourth fiscal quarter.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)     Exhibits.

                   Exhibit 99                      Press Release of Lucent Technologies Inc. dated October 23, 2001.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUCENT TECHNOLOGIES INC.

/s/ John A. Kritzmacher
Dated: October 23, 2001	By:_________________________________
Name: John A. Kritzmacher Title: Senior Vice President and Corporate Controller

EXHIBIT INDEX

           Exhibit 99                      Press Release of Lucent Technologies Inc. dated October 23, 2001.